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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 19, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                           SABRE HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


           DELAWARE                         1-12175                75-2662240
     --------------------             --------------------      ----------------
(State or other jurisdiction of      Commission File Number     (I.R.S. Employer
 incorporation or organization)                                   Identification
                                                                     Number)

                    3150 SABRE DRIVE, SOUTHLAKE, TEXAS 76092
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               (Address of Principal Executive Offices) (Zip Code)

                                 (682) 605-1000
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              (Registrant's telephone number, including area code)

                 4255 AMON CARTER BLVD., FORT WORTH, TEXAS 76155
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On February 19, 2002, Sabre Holdings Corporation ("Sabre") announced its intention to make a cash tender offer for all of the outstanding publicly held common stock of Travelocity.com Inc. that Sabre and its subsidiaries do not own.

Copies of Sabre's News Release dated February 19, 2002 and Sabre's Letter to the Board of Directors of Travelocity.com Inc. dated February 18, 2002 have been filed as exhibits to this report on Form 8-K and are incorporated herein by reference.

Investors, Travelocity.com Inc. stockholders and other interested parties are urged to read the tender offer documents that will be filed with the SEC by Sabre because they will contain important information. Investors, Travelocity.com Inc. stockholders and other interested parties will be able to receive such documents free of charge at the SEC's Internet website, www.sec.gov, or by contacting Investor Relations at Sabre at 3150 Sabre Drive, Southlake, Texas 76092 or via the Internet at www.sabre.com/investor.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(a)and(b)         None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

   EXHIBIT NO.             DOCUMENT DESCRIPTION

      99.1                 News Release of Sabre Holdings Corporation dated
                           February 19, 2002

      99.2 Letter to the Board of Directors of Travelocity.com Inc. from Sabre Holdings Corporation dated February 18, 2002

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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SABRE HOLDINGS CORPORATION



                                                 By:      /s/ James F. Brashear
                                                 Name:    James F. Brashear
                                                 Title:   Deputy General Counsel


Date: February 19, 2002


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                                                       EXHIBIT INDEX

     EXHIBIT NO.           DOCUMENT DESCRIPTION

        99.1               News Release of Sabre Holdings Corporation dated
                           February 19, 2002

        99.2 Letter to the Board of Directors of Travelocity.com Inc. from Sabre Holdings Corporation dated February 18, 2002